UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Kaleyra, Inc.

(Name of Registrant as Specified In Its Charter)

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Dear __________,

We wanted to update you on some exciting news about developments here at Kaleyra.

As you may have seen, yesterday 28th June 2023, we announced that the Board here have provisionally agreed an offer by Tata Communications Limited (TCL) to acquire Kaleyra.

The full Press release is here: https://investors.kaleyra.com/news-events/press-re...

As you are hopefully one of our key future employees here at Kaleyra, I wanted to let you know that this news does not affect our offer to you in any way. The process and on-boarding will continue exactly as planned.

We continue to hire and are moving forward with our business plan for 2023. The acquisition transaction itself is expected to take 6-9 months to go through regulatory approval and process and until then Kaleyra remains a fully independent operating company.

We see this news as a very positive move for Kaleyra and it will bring many benefits to us as a company and to our employees.

While there is limited further information that we can share at this stage, please do not hesitate to contact your recruiter or me directly if you have any questions on this.

I look forward to welcoming you on board to Kaleyra very soon.

Yours sincerely,

Charles

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, its omnichannel and other product and global customer developments, its expectations, beliefs, intentions, plans, prospects or strategies regarding the business plans of Kaleyra, Inc.’s (“Kaleyra”) management team. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this communication are based on certain assumptions and analyses made by Kaleyra in light of its experience and perception of historical trends, current conditions and expected future developments and their potential effects on Kaleyra as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting Kaleyra will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including Kaleyra’s ability to regain compliance with the NYSE Listing Company Manual, the mix of services utilized by Kaleyra’s customers and such customers’ needs for these services, including any variability by geography, market acceptance of new service offerings, the ability of Kaleyra to expand what it does for existing customers as well as to add new customers, that Kaleyra will have sufficient capital to operate as anticipated, and the impact of other geopolitical and macroeconomic factors such as the war in Ukraine, may have on Kaleyra’s operations, the demand for Kaleyra’s products, global supply chains and economic activity in general. Additional risk factors that that may cause such a difference include, but are not limited to: (i) the ability of the parties to consummate the proposed transaction in a timely manner or at all; (ii) the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction; (iii) potential delays in consummation the proposed transaction; (iv) the ability of Kaleyra and Tata Communications to timely and successfully achieve the anticipated benefits of the proposed transaction; (v) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (vi) significant transaction costs associated with the proposed transaction; (vii) potential litigation relating to the proposed transaction; (viii) the risk that disruptions from the proposed transaction will harm Kaleyra’s business, including current plans and operations; (ix) the ability of Kaleyra to retain and hire key personnel; (x) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (xi) legislative, regulatory and economic developments affecting Kaleyra’s business; (xii) general economic and market developments and conditions; (xiii) the evolving legal, regulatory and tax regimes under which Kaleyra operates; and (xiv) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect Kaleyra’s financial performance. Therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Additional Information and Where to Find It

Kaleyra plans to file a proxy statement (the “Transaction Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies to approve the pending acquisition of Kaleyra (the “Transaction”), the definitive version of which will be sent or provided to Kaleyra stockholders. STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE TRANSACTION PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS THAT KALEYRA HAS FILED OR WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS. Stockholders may obtain, free of charge, the preliminary and definitive versions of the Transaction Proxy Statement (when available), any amendments or supplements thereto, and any other relevant documents filed by or which will be filed by Kaleyra with the SEC in connection with the Transaction at the SEC’s website (http://www.sec.gov). Copies of Kaleyra’s definitive Transaction Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by Kaleyra with the SEC in connection with the Transaction will also be available, free of charge, at Kaleyra’s investor relations website (investors.kaleyra.com) or by or by contacting Kaleyra Investor Relations at KLR@mzgroup.us.

Participants in the Solicitation

Kaleyra, its directors and certain executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Transaction. Information relating to the foregoing can also be found in Kaleyra’s definitive proxy statement for its 2022 Annual Meeting of Stockholders (the “2022 Proxy Statement”), which was filed with the SEC on November 22, 2022, and will be included in the Transaction Proxy Statement. Additional information regarding such participants, including their direct or indirect interests, which may be different from those of Kaleyra’s stockholders generally, will be included in the Transaction Proxy Statement and other relevant documents filed or to be filed with the SEC in connection with the Transaction. You may obtain free copies of these documents using the sources indicated above.